                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 31, 2002

                            MAGNA ENTERTAINMENT CORP.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 000-30578                            98-0208374
    --------------------------------     -----------------------------------
         (Commission File Number)        (I.R.S. Employer Identification No.)


337 Magna Drive, Aurora, Ontario, Canada                  L4G 7K1
------------------------------------------  ----------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (905) 726-2462
------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)



ITEM 5.           OTHER EVENTS

On October 31, 2002, the Registrant issued a press release in which it announced its unaudited financial results for the three month period ended September 30, 2002.

The full text of the press release issued by the Registrant is attached as
Exhibit 99 to this Current Report on Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits

Exhibit 99        Copy of Registrant's press release dated October 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           MAGNA ENTERTAINMENT CORP.
                                                 (Registrant)



Date: November 4, 2002                     by:          /s/Gary M. Cohn
                                                   --------------------------
                                                     Gary M. Cohn, Secretary


                                                                     Page 2 of 2